UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to § 240.14a-12

SOUTHERN COMMUNITY FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHERN COMMUNITY FINANCIAL CORP.

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Southern Community Financial Corp. (the “Company”), which will be held on April 26, 2005 at 10:00 a.m. at Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia, 23113.

At the Annual Meeting, you will be asked to (a) elect four directors for a term of three years each; (b) approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to Village Bank and Trust Financial Corp.; and (c) ratify the appointment of the independent auditor for the Company for 2005. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a proxy form.

Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting.  Please complete, sign, date and return promptly the form of proxy that is enclosed in this mailing.  If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and Management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Thomas W. Winfree

Thomas W. Winfree

President and Chief Executive Officer

Midlothian, Virginia

March 25, 2005

1231 Alverser Drive Midlothian, Virginia 23113 (804) 897-3900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Southern Community Financial Corp. (the “Company”) will be held at the Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia on April 26, 2005 at 10:00 a.m. for the following purposes:

1.

To elect four directors for a term of three years each;

2.

To approve an amendment to the Company’s Articles of Incorporation to change the name of the holding company to Village Bank and Trust Financial Corp.;

3.

To ratify the appointment of BDO Seidman, LLP as the Company’s independent auditor for the year ending December 31, 2005; and

4.

To transact such other business as may properly come before the Annual Meeting.  Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on March 15, 2005 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Presented by Order of the Board of Directors,

/s/ C. Harril Whitehurst, Jr.

C. Harril Whitehurst, Jr.

Senior Vice President, Chief Financial

Officer, Corporate Secretary

Midlothian, Virginia

March 25, 2005

PROXY STATEMENT OF

SOUTHERN COMMUNITY FINANCIAL CORP.

This Proxy Statement is furnished to holders of shares of the Company’s common stock, par value, $4.00 per share (“Common Stock”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders to be held on April 26, 2005 at the Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia at 10:00 a.m. and any adjournment thereof (the “Annual Meeting”).

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy form will be mailed on or about March 25, 2005 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On March 15, 2005, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 1,768,144 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor or against of the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner.  Where brokers do not have such discretion, the inability to vote is referred to as a “broker non-vote.”  Under the circumstances where the broker is not permitted to exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors consists of ten directors.  Four members of the Board of Directors have been nominated for election as directors at the 2005 Annual Meeting for a three-year term ending in 2008.  Six other directors are serving terms that end in either 2006 or 2007, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the four nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve, if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age, business experience in the past five years and the year each individual was first elected to the Board of Directors of the Company or its predecessor, Village Bank (formerly known as Southern Community Bank & Trust) (the “Bank”). Unless otherwise specified, each nominee has held his current position for at least five years.

Nominees for Election as Directors

For Three-Year Terms Expiring in 2008  (Class B)

R. T. Avery, III, 55, has been a director since 1998.  Mr. Avery is President and co-founder of Chesterfield Construction Services, Inc., which trades as Emerald Homes.  This company specializes in the “starter-home” sector of the residential construction market.

William B. Chandler, 55, has been a director since 1998.  Mr. Chandler is a co-owner in four corporations: Manchester Industries, Inc., Manchester Recycling, Inc., Carded Graphics, Inc., and Plastex Fabricators, Inc.  He currently is responsible for engineering, construction, safety and production of Manchester Industries and serves as its Vice President.  Mr. Chandler is President of Plastex Fabricators located in Charlotte, North Carolina.

Kent E. Engelke, 41, has been a director since 1998.  Mr. Engelke is Director and Senior Vice President of Anderson & Strudwick, a Richmond-based New York Stock Exchange member firm.  Mr. Engelke’s responsibilities are concentrated in research, capital market strategy, and sales.  He heads the firm’s fixed income department.

R. Calvert Esleeck, Jr., 60, has been a director since 1998.  Mr. Esleeck is a practicing certified public accountant.  He is President of the Midlothian area firm of Murray & Esleeck, P.C.  He is licensed in Virginia and is a member of the American Institute of CPAs and the Virginia Society of CPAs.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors

Whose Terms Expire in 2007 (Class A)

Craig D. Bell, 47, has been a director since 1998.  Mr. Bell is Chairman of the Board of Directors of the Company.  He is a partner with the law firm of McGuireWoods LLP, where he is a member of the Business Tax Department and is the head of the State and Local Tax and Tax Litigation Groups.  Mr. Bell is also President of the Community Tax Law Project, a non-profit provider of pro bono tax assistance to low income families, a Fellow of the American College of Tax Council, and former Chair of the Virginia State Bar Section of Taxation.

George R. Whittemore, 55, has been a director since 1998.  Mr. Whittemore is a consultant and member of the Board of Directors of Humphrey Hospitality Trust, Inc., a publicly-traded real estate investment trust that owns limited service hotels.  He served as President of Humphrey Hospitality Trust, Inc. from November 2001 to August 2004. Mr. Whittemore served as a Director and Senior Vice President/Senior Administrative Officer of Anderson & Strudwick, Inc. from November 1996 until November 2001.

Thomas W. Winfree, age 60, has been a director since 2001.  Mr. Winfree has served as Chief Executive Officer and President of the Company since its inception. He also has been the Chief Executive Officer of the Bank since April 2001 and President of the Bank since September 2001.  He served as President of the Chesterfield Chamber of Commerce during 2004.  He was President and Chief Executive Officer of Community Financial Corporation from November 1995 to February 2000.  Community Financial Corporation is the parent of Community Bank of Staunton, Virginia.

Incumbent Directors

Whose Terms Expire in 2006 (Class C)

Donald J. Balzer, Jr., 49, has been a director since 1998.  Mr. Balzer is a Licensed Professional Engineer and President of Balzer & Associates, Inc., an architectural, engineering, surveying and landscape architectural firm.  Mr. Balzer is on the Board of Directors of Richmond Homebuilders Association.

Dean Patrick, 44, has been a director since 1998.  Mr. Patrick has been President of Patrick Construction for the past 23 years and a developer for ten years.

Michael L. Toalson, age 53, has been a director since April 2004.  Mr. Toalson is Executive Vice President of the HomeBuilders Association of Virginia. He also leads the HBAV lobbying team, which has consistently been named one of the most effective lobbying groups in the annual survey of state legislators.

Executive Officers Who Are Not Directors

Jack M. Robeson, 56, has served as Senior Vice President/Lending of the Bank since August 2001.  Mr. Robeson served as Senior Vice President for Bank of Essex from January 1996 to August 2001.  Mr. Robeson has over 28 years of banking industry experience.

C. Harril Whitehurst, Jr., 54, has served as Senior Vice President and Chief Financial Officer of both the Company and the Bank since September 2003. Mr. Whitehurst served as a Director for RSM McGladrey from July 2000 to September 2003.  Mr. Whitehurst has over 28 years experience in providing audit, accounting and business advice to financial institutions.

Raymond E. Sanders, 51, has served as Senior Vice President of the Company since its inception. He has served as Senior Vice President and Chief Operating Officer of the Bank since June 1999.  Mr. Sanders previously served as President of Seasons Mortgage Group from October 1993 until the company was sold in May 2001.  He has over 27 years of experience in retail and mortgage banking.

L. Anthony Bottoms, III, 54, has served as Senior Vice President of the Bank since July 2003.  Mr. Bottoms has been President of Village Bank Mortgage Corporation (formerly known as Community First Mortgage Corporation), a wholly-owned subsidiary of the Bank, since November 1997.  Mr. Bottoms has over 27 years retail banking and mortgage lending experience.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of February 5, 2005, unless otherwise noted, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by the executive officer named in the “Summary Compensation Table” below and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Southern Community Financial Corp.
Beneficial Ownership

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

Directors:
R. T. Avery, III (1)	68,300	3.79%
Donald J. Balzer, Jr. (2)	55,290	3.12%
Craig D. Bell (3)	67,400	3.75%
William B. Chandler (4)	39,100	2.19%
Kent E. Engelke (5)	62,310	3.44%
R. Calvert Esleeck, Jr. (6)	22,700	1.27%
Dean Patrick (7)	53,490	2.96%
Michael L. Toalson (8)	870	0.05%
George R. Whittemore (9)	24,700	1.39%
Thomas W. Winfree (10)	79,897	4.43%

Certain Beneficial Owners:
John S. Clark (11)	166,500	9.43%
1633 Broadway, 30th Floor
New York, NY 10019

Directors and executive officers
as a group (14 persons)	544,457	26.32%

______________________

(1)

Amount disclosed includes 5,300 shares of Common Stock owned by Mr. Avery; 500 shares Common Stock owned by Mr. Avery’s son; 28,000 shares of Common Stock and 20,900 Common Stock Purchase Warrants owned by Mr. Avery’s spouse; 8,500 Incentive Plan options, 2,500 Organizational Investor Warrants and 2,600 Common Stock Purchase Warrants owned by Mr. Avery.

(2)

Amount disclosed includes 38,800 shares of Common Stock owned by Mr. Balzer; 1,540 shares of Common Stock in Mr. Balzer’s IRA account; 3,700 shares of Common Stock owned by DJB Family Ltd. Partnership; 200 shares of Common Stock owned by Mr. Balzer’s spouse; 2,550 shares of Common Stock owned by Mr. Balzer’s children; 8,500 Incentive Plan Options owned by Mr. Balzer.

(3)

Amount disclosed includes 28,300 shares of Common Stock owned by Mr. Bell; 8,200 shares of Common Stock in Mr. Bell’s IRA account; 1,000 shares owned by Mr. Bell’s father; 100 shares owned jointly with Mr. Bell’s brother; 2,500 Organizational Investor Warrants and 12,800 Common Stock Purchase Warrants owned by Mr. Bell; 14,500 Incentive Plan Options owned by Mr. Bell.

(4)

Amount disclosed includes 20,600 shares of Common Stock, 2,500 Organizational Investor Warrants, 7,500 Common Stock Purchase Warrants and 8,500 Incentive Plan Options owned by Mr. Chandler.

(5)

Amount disclosed includes 9,550 shares of Common Stock, 23,635 Common Stock Purchase Warrants, 14,500 Incentive Plan Options and 5,000 Organizational Investor Warrants owned by Mr. Engelke; 9,300 shares of Common Stock in Mr. Engelke’s 401(k) account; 325 shares of Common Stock in Mr. Engelke’s IRA account.

(6)

Amount disclosed includes 2,900 shares of Common Stock, 2,500 Organizational Investor Warrants and 8,500 Incentive Plan Options owned by Mr. Esleeck; 573 shares of Common Stock and 573 Common Stock Purchase Warrants in Mr. Esleeck’s IRA accounts; 2,761 shares of Common Stock and 2,761 Common Stock Purchase Warrants in Mr. Esleeck’s spouse’s IRA accounts; 1,366 shares of Common Stock and 766 Common Stock Purchase Warrants owned by Mr. Esleeck’s children.

(7)

Amount disclosed includes 5,890 shares of Common Stock, 2,500 Organizational Warrants and 18,300 Common Stock Purchase Warrants owned by Mr. Patrick; 6,000 shares of Common Stock and 6,000 Common Stock Purchase Warrants in Mr. Patrick’s IRA account; 300 shares of Common Stock owned by Mr. Patrick’s children; 14,500 Incentive Plan Options owned by Mr. Patrick.

(8)

Amount disclosed includes 870 shares of Common Stock owned by Mr. Toalson.

(9)

Amount disclosed includes 7,300 shares of Common Stock, 2,500 Organizational Investor Warrants, 4,300 Common Stock Purchase Warrants and 8,500 Incentive Plan Options owned by Mr. Whittemore; 2,100 shares of Common Stock in Mr. Whittemore’s IRA accounts.

(10)

Amount disclosed includes 39,470 shares of Common Stock, 7,361 Common Stock Purchase Warrants and 32,000 Incentive Plan Options owned by Mr. Winfree; 1,066 shares of Common Stock in Mr. Winfree’s IRA.

(11)

The information with respect to Mr. Clark has been obtained from the Schedule 13D filed with the Federal Deposit Insurance Corporation on May 29, 2003 by John Sheldon Clark. Mr. Clark beneficially owned 166,500 shares of Common Stock. Mr. Clark has sole voting and dispositive power with respect to 134,500 shares of Common Stock which includes 12,000 shares of Common Stock held by trusts for which he serves as sole trustee. Mr. Clark has shared voting and dispositive power with respect to 32,000 shares of Common Stock deemed beneficially owned by his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership of Common Stock.  Officers and directors are required by regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company and the Bank or written representation that no other reports were required, the Company believes that, during fiscal year 2004, all filing requirements applicable to the Company’s officers and directors were complied with, except that Donald J. Balzer, Jr. inadvertently filed late a report on Form 4 covering the exercise of warrants in August 2004.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following 8 individuals of its 10 current members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): Raymond E. Avery, III, Donald J. Balzer, Craig D. Bell, William B. Chandler, R. Calvert Esleeck, Jr., Dean Patrick, Michael L. Toalson and George R. Whittemore.  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiaries conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

The Company has a Code of Ethics for directors, officers and all employees of the Company and its subsidiaries, and a Code of Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer and other principal financial officers.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  A copy of the Code will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is P.O. Box 330, 1231 Alverser Drive, Midlothian, Virginia 23113.

Board and Committee Meeting Attendance

There were 12 meetings of the Company’s Board of Directors in 2004.  Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2004.

Committees of the Board

The Company has an Audit Committee.  The Company does not have a standing compensation committee or nominating committee.

Audit Committee

The Company’s Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.  The Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee Charter was attached as Appendix A to the proxy statement for the 2004 annual meeting of shareholders.

The members of the Audit Committee are Messrs. Esleeck, Chandler and Toalson, all of whom the Board in its business judgment has determined are independent as defined by NASDAQ’s listing standards.  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Esleeck qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee met six times in 2004.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 16 of this Proxy Statement.

Director Nomination Process

The Company currently does not have a standing nominating committee.  The independent members of the Board perform the functions of a nominating committee.  The Board does not believe it needs a separate nominating committee because the independent directors (as that term is defined in the NASDAQ listing standards) have the time and resources to perform the function of recommending nominees to the Board.  The Board has adopted a resolution that provides that it will not nominate any person who has not been recommended for nomination by a majority of the independent directors.

In identifying potential nominees, the Board takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent directors and the need for specialized expertise.  The Board considers candidates for Board membership suggested by its members and by management, and the Board will also consider candidates suggested informally by a shareholder of the Company.

In the consideration of director nominees, including any nominee that a shareholder may submit, the Board considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

•

The ability of the prospective nominee to represent the interests of the shareholders of the Company;

•

The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•

The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and

•

The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may recommend candidates for the independent directors to consider as long as the recommendation is made on or before the last date on which a shareholder may nominate an individual for election to the Board of Directors under the Company's Bylaws.  See “Proposals for 2006 Annual Meeting of Shareholders.”

Director Compensation

As compensation for his service to the Company, each member of the Board of Directors receives fees as follows:

•

a retainer fee of $100 for each meeting of the Board ($150 for the Chairman of the Board,

•

an attendance fee of $200 for each meeting of the Board that he attends ($300 for the Chairman of the Board), and

•

an attendance fee of $100 for each meeting of a committee that he attends ($150 for the chairman of the committee).

 Board members who are also officers do not receive any additional compensation above their regular salary for Board service or attending committee meetings.  In 2004, directors received $59,650 in the aggregate as compensation for their services as directors.

During the year, all directors of the Company also served on the Board of Village Bank Mortgage Corporation and received $100 per meeting for attending such meetings.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  All of the directors attended the 2004 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Southern Community Financial Corp., P.O. Box 330, 1231 Alverser Drive, Midlothian, Virginia 23113.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company.  The Company promptly forwards all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table presents information concerning the compensation of the named executive officer for services rendered in all capacities to the Company and the Bank.

Summary Compensation Table
					Long Term
		Annual Compensation			Compensation
				Annual
Name and Principal Position	Year	Salary ($)	Bonus($)	Other Annual Compensation	Securities Underlying Options (#)	All Other Compensation (1)

Thomas W. Winfree	2004	$141,535	$--	*	10,000	2,845
President and Chief	2003	128,000	--	*	5,000	--
Executive Officer	2002	126,000	--	*	5,000	--

* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for the officer named in the table.

(1)

Amounts represent the Company’s expense to the supplemental executive retirement plan for the benefit of Mr. Winfree.

Stock Options

The following table sets forth certain information concerning grants of stock options pursuant to the Company’s Incentive Plan to the named executive officer during 2004.

Option Grants in 2004

	Number of	Percent of Total Options
	Securities	Granted to
	Underlying Options	Employees	Exercise Price	Expiration
Name	Granted (#) (1)	in 2004 (2)	Per Share	Date

Thomas W. Winfree	10,000	26%	$ 12.50	7/19/2014
President and Chief
Executive Officer

(1) Stock options were granted at or above the fair market value of the shares of Common Stock at the date of award.
(2) Options to purchase 37,850 shares of Common Stock were granted to employees during the year ended December 31, 2004.

The named executive officer did not exercise any stock options in 2004.  The following table sets forth certain information the amount and value of stock options held by the named executive officer at December 31, 2004.

Aggregate Option Exercises in 2004 and 2004 Year-End Option Values

	Number of Unexercised		Value of Unexercised In-The
	Options at Year-End (#)		Money Options at Year-End ($) (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas W. Winfree, President & Chief	12,000	20,000	$ 37,200	$ 33,600
Executive Officer

(1) The value of in-the-money options at fiscal year-end was calculated by determining the difference between the closing price of a share of Common Stock as reported on the NASDAQ
SmallCap Market on December 31, 2004 and the exercise price of the options.

Equity Compensation Plans

The following table sets forth information as of December 31, 2004, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Equity Compensation Plan Information

			Number of Securities
	Number of Securities to	Weighted Average	Remaining Available
	Be Issued Upon Exercise	Exercise Price of	for Future Issuance
	of Outstanding Options,	Outstanding Options,	Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans (1)

Equity Compensation Plans
Approved by Shareholders:

2000 Incentive Plan (2)	197,410	$ 9.15	57,590
Organizational Investors
Warrant Plan	135,000	$ 10.00	-

Equity Compensation Plans
Not Approved by
Shareholders (3)	-	$ -	-

Total	332,410	$ 9.49	57,590

(1) Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
(2) The 2000 Incentive Plan permits grants of stock options and awards of Common Stock and/or restricted stock, phantom stock or stock appreciation rights. To date, only options have been granted under the Incentive Plan.
(3) The Company does not have any equity compensation plans that have not been approved by shareholders.

Employment Agreement

The Bank entered into an employment agreement with President and CEO Thomas W. Winfree effective April 1, 2001 for an annual base salary of $120,000 and an initial term of three years.  The agreement provides for one-year extensions, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a review of Mr. Winfree’s performance by the Board of Directors of the Bank.  Mr. Winfree’s salary may be increased, but not decreased, at the sole discretion of the Bank’s Board of Directors (or an authorized committee thereof).  The agreement further provides for termination upon his death, for cause or in certain events specified by FDIC regulations.

Under the terms of the employment agreement, if Mr. Winfree’s employment with the Bank is terminated for any reason following a “change in control” (as defined in the agreement), other than for cause, then the Bank will pay Mr. Winfree (in addition to all other payments and benefits to which he is entitled under any other contract) an amount equal to 299% of his salary and bonus received during the 12 months ending with the termination of his employment.  Accordingly, if Mr. Winfree was terminated as of December 31, 2004, he would have been entitled to receive approximately $423,190 pursuant to this provision.

Transactions with Management

Some of the directors and officers of the Company are customers of the Company, and the Company has had banking transactions in the ordinary course of its business with directors, officers, and their associates, on substantially the same terms, including interest rates, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with others.  All outstanding loans to such officers and directors and their associates are current as to principal and interest.  None of such outstanding loans are classified as non-accrual, past due, restructured or potential problems.  As of December 31, 2004, all loans to directors, executive officers and their affiliates totaled approximately $3,866,939 or approximately 25.81% of stockholders’ equity at such date.

There are no legal proceedings to which any director, officer or associate is a party that would be material and adverse to the Company.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT

TO THE ARTICLES OF INCORPORATION

The Proposal

The Board of Directors has approved unanimously, and recommends that the Company’s shareholders approve, an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Village Bank and Trust Financial Corp.”  The amendment amends Article I of the Articles of Incorporation in its entirety to read as follows:

Article I – NAME

The name of the Corporation is:

VILLAGE BANK AND TRUST FINANCIAL CORP.

Upon shareholder approval, the Company will file Articles of Amendment with the Virginia State Corporation Commission to reflect this amendment.

Purposes and Effects of the Proposal

The Company is the holding company of Village Bank (formerly known as Southern Community Bank & Trust).  Since its formation in 1999, the Company has provided commercial and retail banking services to Chesterfield County and the greater Richmond metropolitan area.  Through its five branch offices, the Company and its wholly owned subsidiaries provide mortgage banking services, property and casualty insurance and financial services.  The Company is a community-oriented and locally managed financial institution focusing on providing a high level of responsive and personalized services to its customers, delivered in the context of a strong direct customer relationship.

In November 2004, the Company changed the named of the Bank to “Village Bank” in order to enhance the brand name of the Bank within its community.  The Company had determined that the name is unique, as at least 10 financial institutions in Virginia had the word “Southern” or “Community” in their names, while approximately five financial institutions throughout the United States had the word “Village” in their name.  The word “Village” also corresponds to the Bank’s home and central market area, the Village of Midlothian, Virginia.  Finally, the adoption of the “Village” name specifically is designed to strengthen the link of the Bank’s name to its commitment to personal service and financial integrity.  As a result, the Company believes that the name provides more specific recognition for the Bank and its operations than its previous name.

The proposed change in the name of the Company is consistent with the Bank’s name change and the use of “Village Bank” throughout the Company’s organization.  The change in the name of the Bank did not require any action by the Company’s shareholders, but the change in the name of the Company requires an amendment to its Articles of Incorporation that does require approval of the Company’s shareholders.

The proposed amendment of the Company’s name will not affect the rights of shareholders.  Shareholders will not need to exchange any of their stock certificates in connection with the name change.  Certificates representing shares of Common Stock of “Southern Community Financial Corp.” will represent the same number of shares of Common Stock of “Village Bank and Trust Financial Corp.” after the name change is effective.

The Company will apply to change the trading symbol of the Common Stock on the Nasdaq SmallCap Market from “SCBV” following shareholder approval of the proposed amendment.

Vote Required

The amendment to the Articles of Incorporation must be approved by a majority of all votes entitled to be cast by holders of record of shares of Common Stock.  Abstentions and broker shares that are not voted on this proposal have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT

THE SHAREHOLDERS VOTE FOR PROPOSAL TWO.

AUDIT INFORMATION

The Audit Committee operates under a written charter that the Board of Directors has adopted.  The Audit Committee Charter was attached as Appendix A to the proxy statement for the 2004 annual meeting of shareholders.

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2004 and the Bank’s annual financial statements for the fiscal year ended December 31, 2003, and for the review of the financial statements included in the Company’s and the Bank’s Quarterly Reports on Form 10-QSB, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $55,695 for 2004 and $42,000 for 2003.

Audit Related Fees

The aggregate fees billed by BDO Seidman, LLP for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal year ended December 31, 2003 were $1,000. During 2003, these services included the review of information related to the acquisition of Village Bank Mortgage Corporation. There were no such fees for the fiscal year ended December 31, 2004.

Tax Fees

The aggregate fees billed by BDO Seidman, LLP for professional services for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2004 were $18,000. There were no such fees for the fiscal year ended December 31, 2003.

All Other Fees

There were no fees billed by BDO Seidman, LLP for any other services rendered to the Company or the Bank for the fiscal years ended December 31, 2004 and December 31, 2003.

Audit Committee Report

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and Statement on Auditing Standards No. 99.   In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to the Company is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

R. Calvert Esleeck, Jr., Chairman

William C. Chandler

Michael L. Toalson

Midlothian, Virginia

February 21, 2005

Pre-Approval Policies

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO Seidman, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services.  The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed, subject to shareholder approval, the firm of BDO Seidman, LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2005.  BDO Seidman, LLP audited the financial statements of the Company for the year ended December 31, 2004.  A majority of the votes cast at the meeting by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE APPOINTMENT OF

BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

PROPOSALS FOR 2006

ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2006 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s corporate office at 1231 Alverser Drive, Midlothian, Virginia, 23113, no later than November 25, 2005 in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.  The Company presently anticipates holding the 2006 Annual Meeting of Shareholders on Tuesday, May 23, 2006.

The Company’s Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at or to bring other business before the 2006 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2006 annual meeting.  The notice must include a description of the proposed business, the reasons therefore, and other specified matters.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.  Based upon an anticipated date of May 23, 2006 for the 2006 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than March 24, 2006 and no earlier than February 22, 2006.

OTHER MATTERS

THE COMPANY’S 2004 ANNUAL REPORT, WHICH INCLUDES FINANCIAL STATEMENTS OF THE COMPANY, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR 2004 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO C. HARRIL WHITEHURST, JR., SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 330, MIDLOTHIAN, VIRGINIA, 23113-0330.

[FORM OF PROXY]

REVOCABLE PROXY

SOUTHERN COMMUNITY FINANCIAL CORP.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE
ANNUAL MEEING OF SHAREHOLDERS APRIL 26, 2005 Proxy Solicited on Behalf of the Board of Directors		1. To elect as directors the four persons listed as nominees below.	For	With-hold	For All Except
			☐	☐	☐

The undersigned hereby appoints Donald J. Balzar, Jr. and George R. Whittemore, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated hereon and upon any other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Southern Community Financial Corp. (the “Company”), to be held on Tuesday, April 26, 2005 at 10:00 a.m. at the Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia, or any adjournments thereof, for the following purposes:

For terms expiring in 2008 (Class B)
R.T. Avery, III William B. Chandler Kent E. Engelke R. Calvert Esleeck, Jr.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
		2. To approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to Village Bank and Trust Financial Corp.	For	Against	Abstain
			☐	☐	☐

		3. To ratify the appointment of the firm of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending December 31, 2005.	For	Against	Abstain
			☐	☐	☐
Please be sure to sign and date this Proxy in the box below.	Date	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting, or any adjournment thereof.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.
Shareholder sign above—Co-holder (if any) sign above

é		Detach above card, sign, date and mail in postage paid envelope provided.			é

SOUTHERN COMMUNITY FINANCIAL CORP.

If signed as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY

IF YOR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.